UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2007

BPO MANAGEMENT SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28560	22-2356861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 N. Hancock Street, Anaheim, California 92807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 974-2670

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 Entry into a Material Definitive Agreement.

Through a Stock Purchase Agreement, entered into as of June 29, 2007, we purchased the issued and outstanding capital stock of Human Resource Micro-Systems, Inc., a California corporation (“HRMS”). The aggregate purchase price, subject to a potential post-closing adjustment, was $2,000,000, of which amount we paid the selling shareholders $1,100,000 at closing on June 29, 2007, and issued them 384,968 shares of our restricted common stock valued at $400,000 (based upon the volume-weighted average closing bid price of our common stock during the ten consecutive trading days immediately preceding the closing). The Stock Purchase Agreement provided that we are to pay the selling shareholders the remaining $500,000 12 months after closing through an escrow account with U.S. Bank, subject to offset in our favor with respect to any claims for indemnity by us under the terms of the Stock Purchase Agreement. The purchase price is also subject to immediate adjustment in the event that HRMS’ net equity (as defined in the Stock Purchase Agreement) as of the closing was less than $80,000 or more than $140,000. In such event, the selling shareholders shall rebate or we shall increase, as appropriate, the closing cash payment on a dollar-for-dollar basis.

Included in the Share Purchase Agreement were three-year covenants by the selling shareholders not to compete with HRMS’ business as conducted as of the closing and not to solicit business from any of HRMS’ customers or prospective customers. The Share Purchase Agreement also contained customary representations, warranties, and indemnities by the selling shareholders in our favor.

We agreed to use reasonable efforts to effect the resale registration of the 384,968 shares not later than the one-year anniversary of the closing. In the event that all of the shares have not been so registered, we also granted to the selling shareholders certain additional registration rights: (i) two demand registrations, each for not less than $50,000 of value of such shares, (ii) an unlimited number of “piggy-back” registrations (subject to any pre-existing registration rights and certain cutbacks), and (iii) an unlimited number of “S-3” registrations. The registration rights expire on the second anniversary of the closing. The sellers and we agreed to standard indemnification provisions with respect to the registration procedures.

As of the closing, Donald C. Helt, the former President, sole director, and, with Bridget B. Helt, the indirect sole shareholders of HRMS, entered into a 12-month Consulting Agreement with us, whereby he agreed to assist us in an orderly transition of management of HRMS. During the initial two months of the consulting term, Mr. Helt agreed to devote 32 hours of time and attention each week to such transition services, decreasing to 16 hours per week for the subsequent two months, and to five hours per week for the remaining eight months and we agreed to compensate him $7,500 per month.

HRMS, founded in 1983 and headquartered in San Francisco, California, is an organization of human resource professionals that combine best practice human resource and technical expertise to design, develop, and implement Human Resource Information System (“HRIS”) products and services that meet the immediate and ongoing human resource initiatives. It provides comprehensive HRIS Software Solutions to human resource departments across a broad range of middle-market industries with an installed base of more than 100 middle-market companies located throughout the United States.

HRMS’ HR Entré product delivers customizable software solutions for domestic and global mid-market organizations seeking to optimize their human resources service delivery. HR Entré can be deployed as a licensed web-based application, desktop application, or it can be delivered on demand as a hosted service. The fully integrated and flexible structure accommodates sophisticated data collection and reporting in a secure environment. The modular design of HR Entré, with user-defined configuration and customization options, allows organizations to implement an HRIS that best meets their business needs.

Modules include training, position control, succession planning, organization chart, and interfaces to payroll, time and attendance, and benefit carriers and administrators. HRMS’ web products include a portal application for content management, and employee/manager self-service with configurable workflow processes for increasing employee communication and reducing HR administration. Web based recruiting tools include web site job posting, on-line application and hiring manager access to requisition and applicant data.

Our plan is to integrate HRMS with our existing human resources outsourcing services based in San Francisco, California.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired.

The audited financial statements of Human Resource Micro-Systems, Inc., as of May 31, 2007 and for the years ended May 31, 2007 and May 31, 2006 are incorporated herein by reference to Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro forma financial information.

The pro forma financial statements of the Company and the acquired business are incorporated herein by reference to Exhibit 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.41*
Stock Purchase Agreement entered into as of June 29, 2007, by and among BPO Management Services, Inc., Human Resource Micro-Systems, Inc., and Donald C. Helt and Bridget B. Helt, as trustees of the Donald C. and Bridget B. Helt Revocable Trust dated April 24, 2003

10.42*
Registration Rights Agreement entered into as of June 29, 2007, between BPO Management Services, Inc., and Donald C. Helt and Bridget B. Helt, as trustees of the Donald C. and Bridget B. Helt Revocable Trust dated April 24, 2003

10.43*
Escrow Agreement dated as of June 29, 2007, by and among BPO Management Services, Inc., Donald C. Helt and Bridget B. Helt, as trustees of the Donald C. and Bridget B. Helt Revocable Trust dated April 24, 2003, and U.S. Bank National Association

10.44*	Consulting Agreement made as of June 29, 2007, between BPO Management Services, Inc., and Donald C. Helt
99.1*	Press release, dated July 2, 2007
99.2**	Financial statements of Human Resource Micro-Systems, Inc., as of May 31, 2007 and for the years ended May 31, 2006 and May 31, 2007
99.3**
Pro forma unaudited balance sheets of the Company as at December 31, 2006 and June 30, 2007, and pro forma unaudited statements of operations for the year ended December 31, 2006 and the six-month period ended June 30, 2007

_____________
* filed with Current Report on Form 8-K on July 6, 2007
** filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2007	BPO MANAGEMENT SERVICES, INC.

	By:	/s/ Donald Rutherford
Donald Rutherford
Chief Financial Officer

Exhibit Index

Exhibit	Description of Exhibit

99.2	Financial statements of Human Resource Micro-Systems, Inc., as of May 31, 2007 and for the years ended May 31, 2006 and May 31, 2007

99.3
Pro forma unaudited balance sheets of the Company as at December 31, 2006 and June 30, 2007, and pro forma unaudited statements of operations for the year ended December 31, 2006 and the six-month period ended June 30, 2007